Annual Shareholder Meeting May 24, 2017

2 Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These statements include, among others, the expected performance of new hires, performance in non-energy related lending, expected loan loss provision and other financial results. Actual results may differ materially from the results anticipated in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates and market prices that could affect the net interest margin, asset valuation, and expense levels; changes in local economic and business conditions, including, without limitation, changes related to the oil and gas industries, that could adversely affect customers and their ability to repay borrowings under agreed upon terms, adversely affect the value of the underlying collateral related to their borrowings, and reduce demand for loans; the timing and ability to reach any agreement to restructure nonaccrual loans; increased competition for deposits and loans which could affect compositions, rates and terms; the timing and impact of future acquisitions, the success or failure of integrating operations, and the ability to capitalize on growth opportunities upon entering new markets; loss of critical personnel and the challenge of hiring qualified personnel at reasonable compensation levels; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by our regulators, changes in the scope and cost of FDIC insurance and other coverage; and other factors discussed under the heading “Risk Factors” in MidSouth’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 16, 2017 and in its other filings with the SEC. MidSouth does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law. Forward Looking Statements

3 Headquarters: Lafayette, LA Total Assets: $1.9 billion Founded: 1985 Gross Loans: $1.3 billion Offices: 57 branch locations Total Deposits: $1.6 billion Geography: 26 parishes / counties in Louisiana and Texas Total Shareholders’ Equity: $216.1 million Tangible Common Equity: $128.4 million Tangible Common Equity / Tangible Assets: 6.80% Tier I Leverage Ratio: 10.27% Total RBC Ratio: 14.40% LTM Net Income / LTM EPS: $9.6 million / $0.56 LTM Efficiency Ratio: 72.5% LTM ROAA: 0.50% LTM ROATCE: 5.46% Market Capitalization: $160.8 million Total Common Shares Outstanding: 11,383,914 shares Average Daily Trading Volume: 19,207 shares Insider Ownership: 20.8% Institutional Ownership: 37.0% Q1 2017 Common Dividends per Share: $0.09 Note: Financial information as of March 31, 2017; market data as of May 18, 2017; Source: SNL Financial Company Profile Company Overview Branch Footprint Financial Highlights Market Information

4 Executive Team • Interim President and Chief Executive Officer • 57 years of age with 31 years of banking experience James R. McLemore, CFA • SEVP & Chief Operating Officer • 52 years of age with 33 years of banking experience Kade Peterson • SEVP & Chief Lending Officer • 48 years of age with 23 years of banking experience Jeff Blum • SEVP & Chief Risk Officer • 38 years of age with 17 years of banking experience Erin DeWitt • EVP & Chief Financial Officer • 53 years of age with 30 years of banking experience Lorraine Miller, CFA • EVP, Corporate Efficiency Executive • 50 years of age with 17 years of banking experience Clay Abington

5  Performance - Results matter… Long-term, we aspire to above average performance in shareholder return, customer service and employee engagement  Focus - do a few things very well and capitalize on them  Urgency- motivated to action with solid information and mature decision making  Balance- Lines of Business, Concentrations, Risks/Reward, Geography  Fairness- treat all stakeholders fairly – shareholders, customers, employees  Transparency and Credibility- everyone rowing the same direction through alignment and communication of vision to tactics  Empowerment with Accountability- Employ talented people and allow them to do their job. Hold them accountable for results New Roles, New Leadership, New Direction Guiding Principles “Independence is earned and not a God-given right”

6 Peer Groups – Comparative Metrics (1) Peer group is Major Exchange Banks with Total Assets $1.0 Billion - $4.0 Billion and Research Analyst Coverage of 3+ Analysts (43 Banks); Source: SNL Financial 0.90 0.98 0.56 0.49 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2015Y 2016Y ROAA (%) 8.77 9.21 5.16 4.34 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 2015Y 2016Y ROAE (%) 3.71 3.72 4.34 4.14 0.00 1.00 2.00 3.00 4.00 5.00 2015Y 2016Y Net Interest Margin (%) 64.8 63.8 68.4 72.0 0.0 20.0 40.0 60.0 80.0 100.0 2015Y 2016Y Efficiency Ratio (%) 0.75 0.72 2.82 3.34 0.00 0.50 1.00 1.50 2.0 2.50 3.00 3.50 4.0 2015Y 2016Y NPAs / Assets (%) 9.11 9.10 6.60 6.67 0.00 2.00 4.00 6. 0 8.00 10.00 12.00 2015Y 2016Y TCE / TA (%) Peer Group Median MSL

7 1Q17 Summary Results  Diluted EPS $0.15 versus $0.12 for 4Q 2016 o Loan Loss Provision of $2.8 million, up from $2.6 million in 4Q  Energy Lending Update o Outstandings down $5.6 million in 1Q, or 2.4% o 18.2% of loans, down from 18.5% at 12/31/16 o Three energy-related charge-offs totaling $657,000 during 1Q o Cycle to date net charge-offs - $4.1 million, or 1.6% of 12/31/14 energy loans o Energy reserve stands at 5.5% of energy loans at 3/31/17 Reserves on C&I energy loans 6.5% Reserves on energy-related CRE/Res RE 1.0%

8 Attractive Core Deposits Total deposits at 3/31/17 - $1.573 Billion Interest bearing checking 31% Money market & savings 32% Time deposits 10% Non-interest bearing checking 27% Deposits by Type Lafayette 30% New Iberia - Breaux Bridge 14% Houma - Thibodaux - Morgan City 4% Baton Rouge 5% Alexandria - Many - Natchitoches - Shreveport 22% Lake Charles- Sulphur-Jennings 7% Houston - Beaumont - College Station 9% Dallas - Fort Worth - Tyler - Texarkana 8% Deposits by Region LA 82% TX 18% Q1 ‘17 Cost of Total Deposits: 0.24%

9 Grow Deposits to Fair Share and Maximize Branch Performance MSA MidSouth Current Deposits ($000) MidSouth Branch Mean Opportunity* ($000) Dallas-Fort Worth TX 93,601 310,293 Baton Rouge, LA 59,758 138,157 Houston, TX 36,688 268,915 Houma, LA 18,766 161,167 College Station, TX 11,115 66,115 *MidSouth Branch Mean Opportunity= (the mean branch deposit size in the market excluding outliers minus MidSouth’s mean branch size) multiplied by the number of MidSouth branches Deposit Growth Opportunity while maximizing branch network performance

10 Diversified Loan Portfolio Total loans at 3/31/17 - $1.272 Billion Commercial & Industrial (C&I) and Ag 37% Owner Occupied CRE 20% Non Owner Occupied CRE 16% Real estate- residential 13% Real estate-- construction 8% Consumer 6% Loans by Type Lafayette 20% New Iberia - Breaux Bridge 8% Houma-Morgan City 8% Baton Rouge 12% Alexandria - Many - Natchitoches - Shreveport 10% Lake Charles - Sulphur - Jennings 10% Houston – College Station – Conroe - Beaumont 18% Dallas - Tyler - Texarkana 14% Loans by Region LA 68% TX 32%

11 • Risk Reduction • Energy/problem credit resolution • Strengthen underwriting • Efficiently manage capital position • Focus on Relationship Banking • Focus on quality loan growth throughout our markets • Capitalize on lending opportunities in Houston, Dallas, Lake Charles, Baton Rouge markets • Tune the franchise for performance* • Branch Structure • Lines of business/products/expenses • Improve and mature processes • Improve efficiency of operations with a focus on excellent customer service • Leverage technology to improve processes and customer experience Short term Priorities *some expense/revenue enhancement benefits will be redeployed to other initiatives

12 • Attractive long-term play with competitive leadership team motivated to succeed • Valuable core deposit franchise with low cost of funds • Opportunity to gain deposit fair share in high growth markets • Diversified loan portfolio with growth opportunities in dynamic markets • Many short-term initiatives to improve competitive position and tune for performance • Capital structure • Branch network • Products & Services • Process improvement Investment Highlights